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                                                                  EXHIBIT 23.8


                                 [LETTERHEAD]

CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-01574; Form S-4 No. 333-1928) of U.S. Office Products Company of our report dated 28 July 1995, with respect to the consolidated financial statements of Wang NZ Limited as of 30 June 1995 and for the year then ended, included in this Current Report (Form 8-K).


                                       /s/ Ernst & Young

AUCKLAND, NEW ZEALAND                      CHARTERED ACCOUNTANTS
15 JULY 1996